UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56267	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 N 1st Avenue
Ste. 200
Minneapolis, MN 55401
(Address of principal executive offices, including zip code)

+1 (651) 504 5294
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2023 annual meeting of stockholders (the “Annual Meeting”) of Sezzle Inc. (the “Company”) was held on June 14, 2023. The items considered at the Annual Meeting are described as Items 1 through 12 in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 8, 2023 (the “Proxy Statement”). The final voting results for each of the items submitted to a vote of the shareholders are set forth below. Note that voting results are stated in amounts not yet reflecting the effect of the reverse stock split completed by the Company effective May 11, 2023 .

Item 1 – Reports for the Year Ended December 31, 2022

No vote was required to be taken, and no vote was taken, with respect to Item 1.

Items 2 through 6 – Re-Election of Directors

	FOR	WITHHELD	ABSTAIN
Charles Youakim	112,798,284	0	248,809
Paul Victor Paradis	112,792,596	0	254,497
Paul Purcell	112,760,898	0	286,195
Paul Alan Lahiff	112,765,718	0	277,535
Michael Cutter	112,795,662	0	251.431

Items 7 through 10 – Approval of Equity Awards to Directors

The equity awards proposed to be made under Items 7 through 11 are described in more detail in the Proxy Statement.

	FOR	WITHHELD	ABSTAIN
Item 8 - Awards to Charles Youakim	20,157,418	449,435	80,431
Item 9 - Awards to Paul Victor Paradis	20,150,480	444,684	92,120
Item 9 - Award to Paul Purcell	20,176,711	415,574	94,999
Item 10 - Award to Paul Alan Lahiff	20,161,711	430,574	94,999
Item 11 - Award to Michael Cutter	20,164,711	430,574	91,999

Item 12 - Ratification of Independent Accounting Firm Selection

FOR	AGAINST	ABSTAIN
112,890,284	97,315	59,494

No other matters were brought before the Annual Meeting and no other votes were held.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: June 16, 2023	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer